21 October 2020 Third Quarter 2020 Earnings Call Presentation

Forward-Looking Statements and Non-GAAP Financial Measures Forward-looking statements in this report relating to WesBanco’s plans, strategies, objectives, expectations, intentions and adequacy of resources, are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The information contained in this report should be read in conjunction with WesBanco’s Form 10-K for the year ended December 31, 2019 and documents subsequently filed by WesBanco with the Securities and Exchange Commission (“SEC”), including WesBanco’s Form 10-Q for the quarters ended March 31 and June 30, 2020, which are available at the SEC’s website, www.sec.gov or at WesBanco’s website, www.WesBanco.com. Investors are cautioned that forward-looking statements, which are not historical fact, involve risks and uncertainties, including those detailed in WesBanco’s most recent Annual Report on Form 10-K filed with the SEC under “Risk Factors” in Part I, Item 1A and under “Risk Factors” in Part II, Item 1A of WesBanco’s March 31, 2020 Quarterly Report on Form 10-Q. Such statements are subject to important factors that could cause actual results to differ materially from those contemplated by such statements, including, without limitation, the effects of changing regional and national economic conditions including the effects of the COVID-19 pandemic; changes in interest rates, spreads on earning assets and interest-bearing liabilities, and associated interest rate sensitivity; sources of liquidity available to WesBanco and its related subsidiary operations; potential future credit losses and the credit risk of commercial, real estate, and consumer loan customers and their borrowing activities; actions of the Federal Reserve Board, the Federal Deposit Insurance Corporation, the SEC, the Financial Institution Regulatory Authority, the Municipal Securities Rulemaking Board, the Securities Investors Protection Corporation, and other regulatory bodies; potential legislative and federal and state regulatory actions and reform, including, without limitation, the impact of the implementation of the Dodd-Frank Act; adverse decisions of federal and state courts; fraud, scams and schemes of third parties; cyber-security breaches; competitive conditions in the financial services industry; rapidly changing technology affecting financial services; marketability of debt instruments and corresponding impact on fair value adjustments; and/or other external developments materially impacting WesBanco’s operational and financial performance. WesBanco does not assume any duty to update forward-looking statements. In addition to the results of operations presented in accordance with Generally Accepted Accounting Principles (GAAP), WesBanco's management uses, and this presentation contains or references, certain non-GAAP financial measures, such as pre-tax pre-provision income, tangible common equity/tangible assets; net income excluding after-tax restructuring and merger-related expenses; efficiency ratio; return on average equity; and return on average tangible equity. WesBanco believes these financial measures provide information useful to investors in understanding our operational performance and business and performance trends which facilitate comparisons with the performance of others in the financial services industry. Although WesBanco believes that these non-GAAP financial measures enhance investors' understanding of WesBanco's business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. The non-GAAP financial measures contained therein should be read in conjunction with the audited financial statements and analysis as presented in the Annual Report on Form 10-K as well as the unaudited financial statements and analyses as presented in the Quarterly Reports on Forms 10-Q for WesBanco and its subsidiaries, as well as other filings that the company has made with the SEC.

Q3 2020 Financial and Operational Highlights Note: financial and operational highlights during the quarter ended September 30, 2020; loan growth includes approximately $853.1 million of loans funded through the Small Business Administration’s Paycheck Protection Program (“SBA PPP”), as established by the CARES Act; Old Line Bancshares, Inc. (“OLBK”) financial results included in WSBC results since merger consummation date of 11/22/2019 (1) Non-GAAP measure – please see reconciliation in appendix WesBanco is well-capitalized with solid liquidity and a strong balance sheet Issued $150 million of non-cumulative perpetual preferred stock depositary shares Total risk-based capital ratio 17.18% Strong growth in pre-tax, pre-provision income Double-digit organic growth in both loans and deposits Mortgage banking income increased to a record level due to a high volume of originations Continued emphasis on expense management Announced financial center optimization plan Key credit quality metrics remained at low levels and favorable to peer bank averages Pre-Tax, Pre-Provision Income(1) $68.9 million, +33.8% YoY Net Income and Diluted EPS(1) $44.2 million; $0.66/diluted share Efficiency Ratio(1) 55.23% Mortgage Banking Income $8.5 million, +228.0% YoY Organic Loan Growth +10.0% YoY Organic Deposit Growth (x-CDs) +12.9% YoY

Q3 2020 Key Metrics Note: PTPP = pre-tax, pre-provision; OLBK financial results included in WSBC results since merger consummation date of 11/22/2019 Non-GAAP measure – please see reconciliation in appendix Excludes restructuring and merger-related expenses

Q3 2020 Total Portfolio Loans ($MM) Note: OLBK financial results included in WSBC results since merger consummation date of 11/22/2019 Funded nearly 7,200 SBA PPP loans YTD totaling ~$853MM (as of 9/30/2020)(recorded in C&I loan category) Q3 CRE loan YoY organic growth of 4.9% was driven by new production (mainly multi-family in metro markets), funding of 2019 originations, and lower payoffs compared to last year Q3 residential real estate loan levels were impacted by keeping a smaller percentage of the record $394 million of Q3 mortgage origination dollar volume (~50% refi) on the balance sheet Sales to the secondary market increased significantly to 75% (vs. 50% both LY and LQ)

Q3 2020 Loan Portfolio Diversification Note: loan data as of quarter ending 9/30/2020; SBA PPP loans totaled $853.1MM and are reflected in the ‘C&I’ (left chart) and ‘All Other Loans’ (right chart) categories Focus on balanced loan distribution across six-state footprint and strategic loan growth and diversification, based upon prudent credit standards Strong legacy of credit and risk management $11.0 Billion Loan Portfolio Loan Categories Disrupted by Pandemic

Successfully Helping Others During the Pandemic Note: deferral data reflects all initial loan deferrals accepted and closed by customers since March 2020 Protected employees and customers by working remote, implementing appropriate safety protocols, and continuously serving customers via both drive-up capabilities and in-person by appointment Supported more than 250 charitable organizations across our six-state footprint with grants totaling $550,000, which were in addition to normal philanthropic efforts Assisted more than 7,200 existing and new customers secure Small Business Administration Payroll Protection Program loans, ~83% of which are <$150,000 Helped ~3,600 customers worry about one less thing by ensuring appropriate cash reserves through this unprecedented time with primarily 90-day loan deferrals 2,300 small business and commercial customers 550 residential mortgage customers 490 consumer loan customers 230 home equity loan customers ~95% of initial loan deferrals did not request a second

Customer Support Efforts During the Pandemic Note: deferral data as of 10/16/2020 reflects loan deferrals accepted and closed by customers including 186 2nd deferrals for $217MM ‘% Category’ and ‘% Total Loans’ calculations based on 9/30/2020 balances and excludes ~7,200 SBA PPP loans totaling $853.1MM (as of 9/30/2020), unless otherwise noted One of the first banks to launch initiatives to help impacted customers Pandemic-related loan deferral balances down ~75% from May 2020 peak 2nd deferral requests handled on a case-by-case basis, with normal credit review

Q3 2020 Net Interest Margin (NIM) NIM negatively impacted by the low interest rate environment and flattening of the yield curve The Federal Reserve Board’s target federal funds rate was reduced 225bp from July 2019 through March 2020 Aggressively reduced deposit rates beginning in late-March, which helped to lower deposit funding costs Managed FHLB borrowings to shorten maturities and lower interest rates Funding of SBA PPP loans benefited NIM by a net 2bp Note: OLBK financial results included in WSBC results since merger consummation date of 11/22/2019

Q3 2020 Non-Interest Income Mortgage banking fees increased due to a 100% YoY (and 7% QoQ) increase in 1-to-4 family residential mortgage origination dollar volume, and the associated sale of ~75% of those originations into the secondary market (40-50% historically) New commercial loan swaps (“other income”) increased YoY to $1.3MM due to customer demand Q3 represents the one-year anniversary of the limitation on interchange fees due to the Durbin amendment in the 2010 Dodd-Frank Act, which impacts electronic banking fees Service charges on deposits were lower due to higher consumer deposits associated with CARES Act stimulus and lower general consumer spending Note: OREO = other real estate owned; OLBK financial results included in WSBC results since merger consummation date of 11/22/2019

Q3 2020 Non-Interest Expense Total operating expenses remained well-controlled through company-wide efforts Efficiency ratio improved 234bp YoY to 55.23% Total non-interest expense increased YoY due to the additional staffing and financial center locations from the OLBK acquisition Salaries and wages also reflect mid-year annual salary increases FDIC insurance expense reflects higher assessment rate associated with our larger asset level; plus, the recording of a $2.4MM assessment credit in the prior year period Q3 restructuring charges from optimization plan totaled $3.0MM, and OLBK merger-related costs totaled $0.6MM Note: OLBK financial results included in WSBC results since merger consummation date of 11/22/2019

Non-Performing Assets as % of Total Assets Net Charge-Offs as % of Average Loans (Annualized) Allowance for Credit Losses as % of Total Loans Criticized & Classified Loans as % of Total Loans Favorable asset quality measures compared to all U.S. banks with total assets from $10B to $25B Strong Legacy of Credit Quality Note: financial data as of quarter ending for dates specified; Current Expected Credit Losses (“CECL”) accounting standard adopted January 1, 2020 by WSBC; OLBK financial results included in WSBC results since merger consummation date of 11/22/2019; peer bank group includes all U.S. banks with total assets of $10B to $25B; peer data from S&P Global Market Intelligence (as of 10/2/2020) and represent simple averages

The increase in the allowance and related provision for credit losses was related to the COVID-19 related adjustments partially offset by improvement in the macroeconomic forecast and changes in prepayment assumptions and the loan portfolio Allowance coverage ratio of 1.68%, or, excluding SBA PPP loans, 1.83% Excludes fair market value adjustments on previously acquired loans representing 0.43% of total portfolio loans Q3 2020 Current Expected Credit Loss (CECL) Note: ACL at 9/30/2020 excludes off-balance sheet credit exposures of $10.8 million; on January 1, 2020, WSBC adopted the CECL accounting standard (prior to this date, the allowance for credit losses was calculated under the incurred method) Economic Factors Portfolio Changes / Other Pandemic Qualitative Factors Changes to macroeconomic variables Includes changes in both quantitative and qualitative economic factors Changes in prepayment speeds Changes in portfolio mix Changes in credit quality Aging of existing portfolio ($000s) Qualitative adjustments for COVID-19 pandemic, regional macroeconomic factors and hospitality industry classification loans

Tier 1 Risk-Based Capital Ratio Strong Capital Position Strong regulatory capital ratios significantly above both regulatory requirements and well-capitalized levels; and, higher tangible equity levels Enhanced by the August 2020 issuance of $150 million of preferred stock Note: financial data as of quarter ending 12/31; current year data as of 9/30/2020; CECL accounting standard adopted January 1, 2020 by WSBC; peer bank group as of 6/30/20 includes all U.S. banks with total assets of $10B to $25B from S&P Global Market Intelligence (as of 10/2/2020) and represent simple averages Tangible Equity to Tangible Assets (1) Well-Capitalized 8.0% Required 6.0% Peers 13.02% Peers 9.68%

Appendix

Reconciliation: Pre-Tax, Pre-Provision Income (PTPP) and Ratios Note: Old Line Bancshares merger closed November 2019

Reconciliation: Net Income, EPS (Diluted), Tangible Book Value per Share Note: Old Line Bancshares merger closed November 2019

Reconciliation: Efficiency Ratio Note: “efficiency ratio” is non-interest expense excluding restructuring and merger-related expense divided by total income; FTE represents fully taxable equivalent; Old Line Bancshares merger closed November 2019

Reconciliation: Returns on Average Assets and Average Equity Note: Old Line Bancshares merger closed November 2019 (1) three-, six-, and nine-month (as applicable) figures are annualized

Reconciliation: Return on Average Tangible Equity Note: Old Line Bancshares merger closed November 2019 (1) three-, six-, and nine-month (as applicable) figures are annualized

Reconciliation: Tangible Equity to Tangible Assets Note: Old Line Bancshares merger closed November 2019; Farmers Capital Bank Corporation merger closed August 2018; First Sentry Bancshares merger closed April 2018; Your Community Bankshares merger closed September 2016; ESB Financial merger closed February 2015; Fidelity Bancorp merger closed November 2012; AmTrust 5 branch acquisition closed March 2009; Oak Hill Financial closed November 2007